UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2025

INFLECTION POINT ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42614	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 476-6908

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-tenth (1/10) of one Class A ordinary share	IPCXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IPCX	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one tenth (1/10) of one Class A ordinary share	IPCXR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2025, Inflection Point Acquisition Corp. III (the “Company”) consummated its initial public offering (“IPO”) of 25,300,000 units (the “Units”), including the issuance of 3,300,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company (the “Public Shares”), par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-tenth (1/10) of one Class A ordinary share, subject to adjustment, upon the closing of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-283427) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 25, 2024, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated April 24, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Rights Agreement, dated April 24, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement, dated April 24, 2025, by and among the Company, its executive officers, its directors, and the Company’s sponsor, Inflection Point Holdings III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated April 24, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration Rights Agreement, dated April 24, 2025, by and among the Company, the Sponsor and the holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated April 24, 2025, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated April 24, 2025, by and between the Company and the Representative (the “Representative Private Placement Units Purchase Agreement” and together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	A Services and Indemnification Agreement, dated April 24, 2025, by and among the Company, the Sponsor, Inflection Point Asset Management LLC and Kevin Shannon, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated April 24, 2025 as filed with the Commission on April 25, 2025 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On April 28, 2025, simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private sale of an aggregate of 740,000 private placement units (the “Private Placement Units”) to the Sponsor and Representative at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,400,000. Of the 740,000 Private Placement Units, the Sponsor purchased 500,000 Private Placement Units and the Representative purchased 240,000 Private Placement Units. The Private Placement Units are identical to the Units sold in the IPO, except that, for so long as the Private Placement Units are held by the Sponsor, Representative or their permitted transferees, the Private Placement Units (i) may not (including the private placement shares, private placement rights and Class A ordinary shares underlying the private placement rights), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) each private placement share included in each Private Placement Unit will not have any redemption rights or be entitled to liquidating distributions from the trust account, (iii) the Private Placement Units (including the private placement shares, private placement rights and Class A ordinary shares underlying the private placement rights) will be entitled to registration rights, (iv) each holder of private placement shares will agree to vote any private placement shares in favor of a proposed initial business combination if the Company seeks shareholder approval for such business combination and in favor of any proposals recommended by the Company’s board of directors in connection with such business combination, and (v) with respect to private placement rights held by the Representative and/or its designees, will not be convertible more than five years from the commencement of sales in this offering in accordance with FINRA Rule 5110(g)(8). The Private Placement Units will be worthless if the Company does not complete an initial business combination. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2025, in connection with the IPO, Daniel J. Hoffman, Dr. Kamal Ghaffarian, William Denkin, and Noah G. Levy were appointed to the board of directors of the Company (the “Board”). Mr. Hoffman, Dr. Ghaffarian, Mr. Denkin and Mr. Levy are independent directors. Effective April 24, 2025, Mr. Hoffman, Mr. Levy and Mr. Denkin were appointed to the Board’s Audit Committee and Compensation Committee, with Mr. Hoffman serving as chair of the Audit Committee and Mr. Denkin serving as chair of the Compensation Committee.

Following the appointment of Mr. Hoffman, Dr. Ghaffarian, Mr. Denkin and Mr. Levy, the Board is comprised of three classes. The term of office of the first class of directors, Class I, consisting of Mr. Denkin, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, Class II, consisting of Dr. Ghaffarian and Mr. Hoffman, will expire at the Company’s second annual meeting of shareholders. The term of office of the third class of directors, Class III, consisting of Michael Blitzer (Chairman of the Board) and Mr. Levy, will expire at the Company’s third annual meeting of shareholders.

On April 24, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 and 10.6 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2025, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Amended Charter, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $253,000,000 of the net proceeds from the IPO (which amount includes $12,045,000 of the underwriters’ deferred discount) and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (which shall exclude any 1% U.S. federal excise tax on stock repurchases under the Inflation Reduction Act of 2022 that is imposed on us, if any), up to $250,000 of interest per year (plus the rollover of unused amounts from prior years) to fund working capital requirements, and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial business combination if the Company determines it is desirable to facilitate the completion of the initial business combination, (ii) the redemption of the Public if the Company is unable to complete its initial business combination by the end of (A) the period ending on the date that is 24 months from the closing of the IPO or such earlier liquidation date at the Company’s board of directors may approve, in which the Company much complete its initial business combination or (B) such other time period in which the Company must complete an initial business combination pursuant to an amendment to the Amended Charter (such period, the “Completion Window”), subject to applicable law or (iii) the redemption of any of the public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its Public Shares if it has not consummated an initial business combination within the Completion Window then in effect or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On April 24, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 29, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 24, 2025, by and between the Company and Cantor Fitzgerald & Co., as representative of the underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated April 24, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated April 24, 2025, by and among the Company, its executive officers, its directors, the Representative, and Inflection Point Holdings III LLC.
10.2	Investment Management Trust Agreement, dated April 24, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated April 24, 2025, by and among the Company, Inflection Point Holdings III LLC and the holders signatory thereto.
10.4	Private Placement Units Purchase Agreement, dated April 24, 2025, by and between the Company and Inflection Point Holdings III LLC.
10.5	Private Placement Units Purchase Agreement, dated April 24, 2025, by and between the Company and Cantor, Fitzgerald & Co.
10.6	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.6 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-283427), filed by the Company on January 16, 2025).
10.7	Services and Indemnification Agreement, dated April 24, 2025, by and among the Company, Inflection Point Holdings III LLC, Inflection Point Asset Management LLC and Kevin Shannon.
99.1	Press Release, dated April 24, 2025.
99.2	Press Release, dated April 29, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. III

	By:	/s/ Michael Blitzer
		Name:	Michael Blitzer
		Title:	Chairman and Chief Executive Officer

Dated: April 29, 2025

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